UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2012

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Gateway Drive, 4th Floor San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

1900 Seaport Drive, 2nd Floor, San Mateo, California 94063

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Effective as of October 10, 2012, the board of directors and stockholders of Serena approved an amendment (“Plan Amendment”) to Serena’s Amended and Restated 2006 Stock Incentive Plan (“Stock Plan”) for purposes of increasing the number of shares available for grant under the Stock Plan by 3.5 million shares. The Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Effective as of October 10, 2012, Serena’s compensation committee approved forms of amendment to existing time- and performance-based stock option grant notices (“Time and Performance Option Amendment”) and form of time and performance option agreement (“Time and Performance Option Agreement”) for purposes of (i) establishing revised annual performance targets under existing performance options, (ii) providing for partial, full or accelerated vesting of annual vesting tranches under all performance options based on the level of achievement of the revised annual performance targets, (iii) providing for future vesting of unvested performance options that previously failed to vest based on the level of achievement of the revised annual performance targets, and (iv) providing for partial or full acceleration of all unvested performance options based on the achievement of financial targets associated with a change of control or initial public offering of Serena, all as described in the forms of Time and Performance Option Amendments filed as Exhibits 10.2, 10.3, 10.4 and 10.5, and the form of Time and Performance Option Agreement filed as Exhibit 10.6, which are incorporated herein by reference. In addition, Serena’s compensation committee approved a form of amendment to existing restricted stock unit agreements (“RSU Amendment”) and form of restricted stock unit agreement (“RSU Agreement”) for purposes of (i) modifying accelerated vesting targets and associated vesting of existing restricted stock units based on the achievement of financial targets associated with a change of control or initial public offering of Serena, and (ii) providing for full acceleration if the holder is terminated without cause or resigns for good reason within twelve months following a change of control of Serena, all as described in the form of RSU Amendment and form of RSU Agreement filed as Exhibits 10.7 and 10.8, respectively, which are incorporated herein by reference.

Effective as of October 10, 2012, a total of 800,000 time-based stock options and 150,000 restricted stock units were awarded from shares available for grant under the Stock Plan. The time-based stock options and restricted stock units were awarded pursuant to the form of time option agreement and RSU Agreement filed as Exhibits 10.9 and 10.8, respectively, which are incorporated herein by reference. The time-based stock options will vest on a monthly basis over three years and the restricted stock units will vest on the third anniversary of the date of award, subject to partial or full acceleration upon a change or control or initial public offering as described in the time option agreement and RSU Agreement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Pursuant to a written consent effective as of October 10, 2012, Serena’s stockholders approved the Plan Amendment as described in Item 5.02 above, which is incorporated herein by reference. The written consent was executed by stockholders representing 97,925,780 shares, or 99.2%, of our outstanding common stock.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated 2006 Stock Incentive Plan

10.2	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2010 Awards)

10.3	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2011 Awards)

10.4	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2012 Awards)

10.5	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2013 Awards)

10.6	Form of Time and Performance Option Agreement under Amended and Restated 2006 Stock Incentive Plan

10.7	Form of First Amendment to Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan

10.8	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan

10.9	Form of Time Option Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.19 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

	By:	/s/ Edward F. Malysz
		Name:	Edward F. Malysz
		Title:	Senior Vice President,
General Counsel
Date: October 12, 2012

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Amended and Restated 2006 Stock Incentive Plan

10.2	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2010 Awards)

10.3	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2011 Awards)

10.4	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2012 Awards)

10.5	Form of First Amendment to Time and Performance Option Grant Notice under Amended and Restated 2006 Stock Incentive Plan (FY 2013 Awards)

10.6	Form of Time and Performance Option Agreement under Amended and Restated 2006 Stock Incentive Plan

10.7	Form of First Amendment to Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan

10.8	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan

10.9	Form of Time Option Agreement under the Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.19 to the registrant’s annual report on Form 10-K (File No. 000-25285), filed by the registrant with the SEC on April 30, 2010)